[Front]
Number ____________                                            Shares _________

                             ENTRADA SOFTWARE, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                  70,000,000 AUTHORIZED SHARES $.001 PAR VALUE

                                                                 CUSIP _________
                                                                SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT ________________________________________

IS THE OWNER OF ____________________________________________

     FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE COMMON STOCK OF

                             ENTRADA SOFTWARE, INC.

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated: ________________

-------------------------------                  -------------------------------
Secretary                                        President

                                     [SEAL]
                                     [Back]

                             ENTRADA SOFTWARE, INC.
                 TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT - Custodian under
                                                                (Cust)(Minor)
TEN ENT - as tenants by the entireties       Uniform Gifts to Minor Act
JT TEN - as joint tenants with right
         of Survivorship and not as
         tenants in common (State)

     Additional abbreviations may also be used though not in the above list

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FOR VALUE RECEIVED ___________________________________ , hereby sell, assign and transfer unto Please insert Social Security or other identifying number of assignee _______________________________________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________ Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

__________________
Dated

                                ________________________________________________

                                ________________________________________________

                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

________________________________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.